Exhibit 10.4.7

EXECUTION COPY

AMENDMENT NO. 7 AND WAIVER

TO THE CREDIT AGREEMENT

Dated as of April 11, 2003

AMENDMENT NO. 7 AND WAIVER TO THE CREDIT AGREEMENT (this “Amendment”) among BMAC Holdings, Inc., a Delaware corporation (the “Parent Guarantor”), Better Minerals & Aggregates Company, a Delaware corporation (the “Borrower”), George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada (the “Canadian Borrower”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and BNP Paribas (formerly Banque Nationale de Paris), as the issuing bank (the “Issuing Bank”), as the swing line bank (the “Swing Line Bank”), and as agent (together with any successors appointed pursuant to Article VII of the Credit Agreement referred to below, the “Agent”) for the Lender Parties.

PRELIMINARY STATEMENTS:

(1) The Parent Guarantor, the Borrower, the Canadian Borrower, the Lenders, the Issuing Bank, the Swing Line Bank, the Agent, and Chase Securities Inc., as Lead Arranger, Book Manager, Syndication Agent and Documentation Agent, have entered into a Credit Agreement dated as of September 30, 1999 (as amended, supplemented and otherwise modified by Amendment and Waiver No. 1 to the Credit Agreement and Security Agreement dated as of December 31, 1999, Amendment No. 2 to the Credit Agreement dated as of March 15, 2000, Amendment No. 3 to the Credit Agreement dated as of December 31, 2000, Amendment No. 4 and Waiver to the Credit Agreement dated as of January 31, 2002, Amendment No. 5 and Waiver to the Credit Agreement dated as of November 8, 2002 and Amendment No. 6 and Waiver to the Credit Agreement dated as of March 12, 2003, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

(2) The Borrower has requested that the Lender Parties agree to amend the definition of EBITDA to exclude certain non-cash charges.

(3) The Borrower has further requested that the Lender Parties agree (a) to amend, solely with respect to the Rolling Period ending June 30, 2003, the Rolling period ending September 30, 2003 and the Rolling Period ending December 31, 2003 the requirements of Sections 5.04(a) and (b) of the Credit Agreement and (b) to waive, solely with respect to the Rolling Period ended December 31, 2002 and the Rolling Period ended March 31, 2003, the requirements of Sections 5.04(a) and (b) of the Credit Agreement through January 1, 2004.

(4) The Borrower has advised the Lender Parties that it has entered into a Purchase Agreement (the “Hanson Purchase Agreement”) with Hanson BMC Acquisition Co. as purchaser (the “Purchaser”), dated as of April 10, 2003, to sell its aggregates business to the Purchaser and that it intends to apply the proceeds of such sale to repay debt, including debt under the Credit Agreement. The Borrower has agreed that if the Closing Date under and as defined in the Hanson Purchase Agreement does not occur on or prior to the date that is 90 days after the Effective Date (as defined in Section 3 hereof), the Applicable Margin under the Term A Facility and the Working Capital Facility and the

interest payable pursuant to Section 2.08(b) under the Term B Facility shall be increased as set forth herein.

(5) The Lender Parties have indicated their willingness to agree to so amend the definitions of Applicable Margin and EBITDA and Sections 2.08(b), 5.04(a) and 5.04(b) of the Credit Agreement and to so waive the requirements of Sections 5.04(a) and 5.04(b) of the Credit Agreement, all on the terms and subject to the satisfaction of the conditions set forth herein.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, on the Effective Date (as defined in Section 3 hereof), hereby amended as follows:

(a) The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

“‘Amendment No. 7 and Waiver’ means the Amendment No. 7 and Waiver to the Credit Agreement, dated as of April 11, 2003, among the Borrower, the Canadian Borrower, the Parent Guarantor, the banks, financial institutions and other institutional lenders party thereto and the Agent for the Lender Parties.”

“‘Closing Date’ means the Closing Date under and as defined in the Hanson Purchase Agreement.”

“‘Hanson Purchase Agreement’ means the Purchase Agreement between the Borrower and Hanson BMC Acquisition Co. dated as of April 10, 2003.”

(b) The definition of “Applicable Margin” in Section 1.01 is amended and restated in its entirety to read as follows:

“‘Applicable Margin’ means, with respect to Base Rate Advances under the Term A Facility and the Working Capital Facility, 3.00%, with respect to Eurodollar Rate Advances under the Term A Facility and the Working Capital Facility, 4.00% or commitment fees under the Working Capital Facility, 0.75%; provided that if the Closing Date does not occur on or prior to the date that is 90 days after the Effective Date under and as defined in Amendment No. 7 and Waiver to this Agreement, the Applicable Margin for (A) Base Rate Advances under the Term A Facility and the Working Capital Facility shall be 4.00% and (B) Eurodollar Rate Advances under the Term A Facility and the Working Capital Facility shall be 5.00%.”

(c) The definition of “EBITDA” in Section 1.01 is amended and restated in its entirety to read as follows:

‘“EBITDA” means, with respect to any Person for any period, the sum, determined on a Consolidated Basis, of (a) net income (or net loss) and (b) without duplication and to the extent deducted from revenues in determining net income (or net loss) for such period, the sum of (i) Interest Expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary or unusual losses deducted in calculating net income less extraordinary or unusual gains added in calculating net income, in each case of such Person and its Subsidiaries, determined in accordance with GAAP for such period and (vi) in the case of the Parent Guarantor and its Subsidiaries, fees paid pursuant to the Harris Management Agreement; provided, however, there shall be excluded from EBITDA, to the extent therein included, (A) all

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non-cash foreign currency losses and all non-cash foreign currency gains, (B) all non-cash charges relating to third party silicosis claims and (C) all non-cash charges arising from a fair market valuation asset impairment of such Person’s and its Subsidiaries’ assets.”

(d) Section 2.08(b)(i) is amended by inserting at the end of sub-clause (B)(1) therein, the following proviso:

“; provided that if the Closing Date does not occur on or prior to the date that is 90 days after the Effective Date under and as defined in Amendment No. 7 and Waiver to this Agreement, such rate shall be 4.50%.”

(e) Section 2.08(b)(ii) is amended and restated in its entirety to read as follows:

“(ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during such Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B)(1) in the case of any Term B Advance, 4.50%; provided that if the Closing Date does not occur on or prior to the date that is 90 days after the Effective Date under and as defined in Amendment No. 7 and Waiver to this Agreement, such rate shall be 5.50%.”

(f) The table is Section 5.04(a) in amended by deleting the following grid:

March 31, 2003; and each fiscal quarter thereafter	3.25 to 1.00

 and substituting therefor the following grid:

March 31, 2003	3.25 to 1.00
June 30, 2003	7.98 to 1.00
September 30, 2003	7.51 to 1.00
December 31, 2003	6.94 to 1.00
March 31, 2004; and each fiscal quarter thereafter	3.25 to 1.00

(g) The table in Section 5.04(b) is amended by deleting the following grid:

June 30, 2003	2.25 to 1.00
September 30, 2003	2.25 to 1.00
December 31, 2003	2.50 to 1.00

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and substituting therefor the following grid:

June 30, 2003	1.26 to 1.00
September 30, 2003	1.31 to 1.00
December 31, 2003	1.46 to 1.00

SECTION 2. Waiver. The Lender Parties hereby waive, for the period from and after the Effective Date through January 1, 2004, the requirements of Sections 5.04(a) and (b) of the Credit Agreement, solely with respect to the Rolling Period ended December 31, 2002 and the Rolling Period ended March 31, 2003.

SECTION 3. Conditions of Effectiveness. This Amendment (other than Sections 1 and 2) shall become effective as of the first date on which the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. Sections 1 and 2 of this Amendment shall become effective on the first date (the “Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

(b) The Agent shall have received the Consent attached hereto executed by the Borrower and each of the other Loan Parties.

(c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Section 4.01(f) of the Credit Agreement shall be deemed to refer to the financial statements most recently delivered to the Agent and the Lender Parties pursuant to Sections 5.03(b), 5.03(c) and 5.03(d), respectively, on or prior to the Effective Date).

(d) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default (other than as specifically waived pursuant to Section 2 hereof).

(e) The Borrower shall have paid to the Agent all accrued fees and expenses of counsel to the Agent and local counsel to the Lender Parties.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

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SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended and otherwise modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BMAC HOLDINGS, INC., as Parent Guarantor

By:
Name: Title:

BETTER MINERALS & AGGREGATES COMPANY, as Borrower

By:
Name: Title:

BNP PARIBAS (formerly Banque Nationale de Paris), as Agent, Lender, Swing Line Bank and Issuing Bank

By:
Name: Title:

By:
Name: Title:

[Please Type or Print Name of Lender]

By:
Name: Title:

CONSENT

Reference is made to (a) Amendment No. 7 and Waiver to the Credit Agreement dated as of April [11], 2003 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of September 30, 1999 (as amended, supplemented and otherwise modified by Amendment and Waiver No. 1 to the Credit Agreement and Security Agreement dated as of December 31, 1999, Amendment No. 2 to the Credit Agreement dated as of March 15, 2000, Amendment No. 3 to the Credit Agreement dated as of December 31, 2000, Amendment No. 4 and Waiver to the Credit Agreement dated as of January 31, 2002, Amendment No. 5 and Waiver to the Credit Agreement dated as of November 8, 2002 and Amendment No. 6 and Waiver to the Credit Agreement dated as of March 12, 2003, the “Credit Agreement”) among BMAC Holdings, Inc., a Delaware corporation, Better Minerals & Aggregates Company, a Delaware corporation, George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada, the Lenders party thereto, BNP Paribas (formerly Banque Nationale de Paris), as the Issuing Bank, as the Swing Line Bank, and as Agent for the Lender Parties, and Chase Securities Inc., as Lead Arranger, Book Manager, Syndication Agent and Documentation Agent, and (c) the other Loan Documents referred to therein.

The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

(A) each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

(B) as of the Effective Date, each Collateral Document to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations as increased by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

BMAC HOLDINGS, INC.

By:
Name: Title:

BETTER MINERALS & AGGREGATES COMPANY

By:
Name: Title:

PENNSYLVANIA GLASS SAND CORPORATION

By:
Name: Title:

THE FULTON LAND AND TIMBER COMPANY

By:
Name: Title:

OTTAWA SILICA COMPANY

By:
Name: Title:

GEORGE F. PETTINOS, INC.

By:
Name: Title:

BMAC SERVICES CO., INC.

By:
Name: Title:

U.S. SILICA COMPANY (a/k/a U.S. Silica Company, Inc.)

By:
Name: Title:

BETTER MATERIALS CORPORATION

By:
Name: Title:

BMC TRUCKING, INC.

By:
Name: Title:

CHIPPEWA FARMS CORPORATION

By:
Name: Title:

STONE MATERIALS COMPANY, LLC

By:	Better Minerals & Aggregates Company, as Manager

By:
Name: Title:

COMMERCIAL AGGREGATES TRANSPORTATION AND SALES, LLC

By:	Stone Materials Company, LLC, as Manager

By:
Name: Title: